EXHIBIT 32.1

                                 CERTIFICATIONS
                 CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Captech Financial Group, Inc.(the "Company") on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 17, 2005



                           By: /s/ J. Edward Houston
                               ---------------------
                                   J. Edward Houston
                           Chief Executive and Financial Officer